================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 4, 2006
--------------------------------------------------------------------------------

                                  STARTEK, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            DELAWARE                  1-12793               84-1370538
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File       (I.R.S. Employer
 incorporation or organization)       Number)           Identification No.)


                   100 Garfield Street, Denver, Colorado 80206
--------------------------------------------------------------------------------
               (Address of principal executive offices; zip code)


Registrant's telephone number, including area code: (303) 399-2400
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 2.02. Results of Operations and Financial Condition

On May 4, 2006, StarTek, Inc. issued a press release reporting its earnings for the quarter ended March 31, 2006. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K. This press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1     Press Release dated May 4, 2006.





                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         STARTEK, INC.

Date: May 4, 2006                        By: /s/ Rodd E. Granger
                                             -----------------------------------
                                         Rodd E. Granger
                                         Executive Vice President and Chief
                                         Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                               Description
---------  ---------------------------------------------------------------------
99.1       Press Release dated May 4, 2006.